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                                                                    EXHIBIT 10.6

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR UNDER THE SECURITIES LAWS OF CERTAIN STATES. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE ACT AND THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION THEREUNDER OR EXEMPTIONS FROM SUCH REGISTRATION REQUIREMENTS. INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS.


                         SCICLONE PHARMACEUTICALS, INC.
                   WARRANT TO PURCHASE SHARES OF COMMON STOCK

                            VOID AFTER MARCH 2, 2003

        1.  Warrant to Purchase Common Stock.

            1.1 Warrant to Purchase Shares. This warrant (this "Warrant") certifies that for cash consideration of _____ ($_____), the receipt of which is hereby acknowledged, Sigma-Tau Finance S.A. (the "Warrant Holder") is entitled, effective as of March 3, 2000, subject to the terms and conditions of this Warrant to purchase from SciClone Pharmaceuticals, Inc., a California corporation (the "Company") up to a total of _____ shares of Common Stock of the Company (the "Shares") at the price of $_____ per share (the "Exercise Price") prior to 5:00 p.m. Pacific Time on March 2, 2003 (the "Expiration Date"). The Warrant must be exercised, in whole or in part, any time on or before the Expiration Date. Unless the context otherwise requires, the term "Shares" shall mean and include the common stock of the Company and other securities and property at any time receivable or issuable upon exercise of this Warrant. The term "Warrant" as used herein, shall include this Warrant and any warrants delivered in substitution or exchange therefor as provided herein.

            1.2 Adjustment of Exercise Price and Number of Shares. The number and character of Shares issuable upon exercise of this Warrant (or any shares of stock or other securities or property at the time receivable or issuable upon exercise of this Warrant) and the Exercise Price therefor, are subject to adjustment upon occurrence of the following events:

                (a) Adjustment for Stock Splits, Stock Dividends,
Recapitalizations, etc. The Exercise Price of this Warrant and the number of Shares issuable upon exercise of this Warrant shall each be proportionally adjusted to reflect any stock dividend, stock split, reverse stock split, combination of shares, reclassification, recapitalization or other similar event altering the number of outstanding shares of the Company's Common Stock.

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            (b) Adjustment for Other Dividends and Distributions. In case the
Company shall make or issue, or shall fix a record date for the determination of eligible holders entitled to receive, a dividend or other distribution with respect to the Shares payable in securities of the Company then, and in each such case, the Warrant Holder, on exercise of this Warrant at any time after the consummation, effective date or record date of such event, shall receive, in addition to the Shares (or such other stock or securities) issuable on such exercise prior to such date, the securities of the Company to which such Warrant Holder would have been entitled upon such date if such Warrant Holder had exercised this Warrant immediately prior thereto (all subject to further adjustment as provided in this Warrant).

            (c) Adjustment for Capital Reorganization, Consolidation, Merger. If any capital reorganization of the capital stock of the Company, or any consolidation or merger of the Company with or into another corporation, or the sale of all or substantially all of the Company's assets to another corporation shall be effected in such a way that holders of the Company's Common Stock will be entitled to receive stock, securities or assets with respect to or in exchange for the Company's Common Stock, and in each such case the Warrant Holder, upon the exercise of this Warrant, at any time after the consummation of such capital reorganization, consolidation, merger, or sale, shall be entitled to receive, in lieu of the stock or other securities and property receivable upon the exercise of this Warrant prior to such consummation, the stock or other securities or property to which such Warrant Holder would have been entitled upon such consummation if such Warrant Holder had exercised this Warrant immediately prior to the consummation of such capital reorganization, consolidation, merger, or sale, all subject to further adjustment as provided in this Section 1.2; and in each such case, the terms of this Warrant shall be applicable to the shares of stock or other securities or property receivable upon the exercise of this Warrant after such consummation.

        2.  Manner of Exercise.

            2.1 Exercise Agreement. This Warrant may be exercised, in whole or in part, on any business day on or prior to the Expiration Date. To exercise this Warrant, the Warrant Holder must surrender to the Company this Warrant and deliver to the Company: (a) a duly executed exercise agreement in the form attached hereto as Exhibit A, or in such other form as may be approved by the Company from time to time (the "Exercise Agreement"); and (b) payment in full of the Exercise Price for the number of Shares to be purchased upon exercise hereof. If someone other than the Warrant Holder exercises this Warrant, then such person must submit documentation reasonably acceptable to the Company that such person has the right to exercise this Warrant. Upon a partial exercise, this Warrant shall be surrendered, and a new Warrant of the same tenor for purchase of the number of remaining Shares not previously purchased shall be issued by the Company to the Warrant Holder. This Warrant shall be deemed to have been exercised immediately prior to the close of business on the date of its surrender for exercise as provided above, and the person entitled to receive the Shares issuable upon such exercise shall be treated for all purposes as the holder of record of such Shares as of the close of business on such date.


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            2.2 Limitations on Exercise. This Warrant may not be exercised as to fewer than 5,000 Shares unless it is exercised as to all Shares as to which this Warrant is then exercisable.

            2.3 Payment. The Exercise Agreement shall be accompanied by full payment of the Exercise Price for the Shares being purchased in cash (by certified or cashiers check or wire transfer or other immediately available funds.

            2.4 Issuance of Shares. Provided that the Exercise Agreement and payment have been received by the Company as provided above, the Company shall issue the Shares (adjusted as provided herein) registered in the name of the Warrant Holder, the Warrant Holder's authorized assignee, or the Warrant Holder's legal representative, and shall deliver certificates representing the Shares with the appropriate legends affixed thereto.

        3. Compliance with Laws and Regulations. The exercise of this Warrant and the issuance and transfer of Shares shall be subject to compliance by the Company and the Warrant Holder with all applicable requirements of federal and state securities laws and with all applicable requirements of any stock exchange and/or over-the-counter market on which the Company's Common Stock may be listed at the time of such issuance or transfer.

        4. Transfer and Exchange. This Warrant and the rights hereunder may not be transferred in whole or in part without the Company's prior written consent, which consent shall not be unreasonably withheld, and may not be transferred unless such transfer complies with all applicable securities laws. If a transfer of all or part of this Warrant is permitted as provided in the preceding sentence, then this Warrant and all rights hereunder may be transferred, in whole or in part, on the books of the Company or its agent maintained for such purpose at the principal office of the Company or its agent, by the Warrant Holder hereof in person, or by duly authorized attorney, upon surrender of this Warrant properly endorsed and upon payment of any necessary transfer tax or other governmental charge imposed upon such transfer. Upon any permitted partial transfer, the Company will issue and deliver to the Warrant Holder a new Warrant or Warrants with respect to the Warrants not so transferred. Each taker and holder of this Warrant, by taking or holding the same, consents and agrees to be bound by the terms, conditions, representations and warranties hereof, (and as a condition to any transfer of this Warrant the transferee shall execute an agreement confirming the same), and, when this Warrant shall have been so endorsed, the person in possession of this Warrant may be treated by the Company, and all other persons dealing with this Warrant, as the absolute owner hereof for any purpose and as the person entitled to exercise the rights represented hereby, any notice to the contrary notwithstanding; provided, however that until a transfer of this Warrant is duly registered on the books of the Company or its agent, the Company may treat the Warrant Holder hereof as the owner of this Warrant for all purposes.

        5. Privileges of Stock Ownership. The Warrant Holder shall not have any of the rights of a shareholder with respect to any Shares until the Warrant Holder exercises this Warrant and pays the Exercise Price.


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        6.  Entire Agreement. The Warrant Exercise Agreement is incorporated herein by reference. This Warrant and the Warrant Exercise Agreement constitute the entire agreement of the parties and supersede all prior undertakings and agreements with respect to the subject matter hereof.

        7. Notices. Any notice required to be given or delivered to the Company under the terms of this Warrant shall be in writing and addressed to the Chief Business Officer and Secretary of the Company at its principal corporate offices. Any notice required to be given or delivered to the Warrant Holder shall be in writing and addressed to the Warrant Holder at the address indicated below or to such other address as such party may designate in writing from time to time to the Company. All notices shall be deemed to have been given or delivered upon: personal delivery; five (5) days after deposit in the United States mail by certified or registered mail (return receipt requested); one (1) business day after deposit for next business day delivery with any return receipt express courier (prepaid); or one (1) business day after transmission by fax or telecopier.

        8. Successors and Assigns. This Warrant shall be binding upon and inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer set forth herein, this Warrant shall be binding upon the Warrant Holder and the Warrant Holder's heirs, executors, administrators, legal representatives, successors and assigns.

        9. Governing Law. This Warrant shall be governed by and construed in accordance with the laws of the State of California as such laws are applied to agreements between California residents entered into and to be performed entirely within California.

        10. Acceptance. The Warrant Holder has read and understands the terms and provisions of this Warrant, and accepts this Warrant subject to all the terms and conditions hereof. The Warrant Holder acknowledges that there may be adverse tax consequences upon exercise of this Warrant or disposition of the Shares and that the Warrant Holder should consult a tax adviser prior to such exercise or disposition.


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        IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its duly authorized representative as of March 3, 2000.

                                             SCICLONE PHARMACEUTICALS, INC.
Address:
901 Mariner's Island Boulevard               Signed:_______________________
Suite 205
San Mateo, CA 94404                          Printed:______________________

                                             Title:________________________


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                              EXHIBIT A TO WARRANT

                         SCICLONE PHARMACEUTICALS, INC.
                           WARRANT EXERCISE AGREEMENT


         SCICLONE PHARMACEUTICALS, INC.
         901 Mariner's Island Boulevard, Suite 205
         San Mateo, CA 94404
         Attn:  Shawn K. Singh, J.D.

         The Warrant Holder hereby elects to purchase the number of shares (the "Shares") of the Common Stock of SciClone Pharmaceuticals, Inc. (the "Company") as set forth below, pursuant to that certain Warrant dated as of the date set forth below (the "Warrant"), the terms and conditions of which are hereby incorporated by reference (please print):


         Warrant Holder:________________________________________________________

         Social Security or

         Tax I.D. No.:__________________________________________________________

         Address:_______________________________________________________________

         _______________________________________________________________________

         Warrant Date:__________________________________________________________

         Date of Exercise_______________________________________________________

         Exercise Price Per Share:______________________________________________

         Number of Shares Purchased:____________________________________________

         Total Exercise Price:__________________________________________________

         Exact Name of Title to Shares:_________________________________________

         _______________________________________________________________________


         The Warrant Holder hereby delivers to the Company the Total Exercise Price as follows: in cash in the amount of $_________, receipt of which is acknowledged by the Company;

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         Tax Consequences. THE COMPANY IS UNDER NO OBLIGATION TO REPORT THE
EXERCISE OF THIS WARRANT TO THE INTERNAL REVENUE SERVICE OR ANY STATE OR LOCAL INCOME TAX AUTHORITY. WARRANT HOLDER UNDERSTANDS THAT THE WARRANT HOLDER MAY SUFFER ADVERSE TAX CONSEQUENCES AS A RESULT OF THE WARRANT HOLDER'S PURCHASE OR DISPOSITION OF THE SHARES. THE WARRANT HOLDER REPRESENTS THAT THE WARRANT HOLDER HAS CONSULTED WITH ANY TAX CONSULTANT(S) THE WARRANT HOLDER DEEMS ADVISABLE IN CONNECTION WITH THE PURCHASE OR DISPOSITION OF THE SHARES AND THAT THE WARRANT HOLDER IS NOT RELYING ON THE COMPANY FOR ANY TAX ADVICE.





                                                 Sigma-Tau Finance S.A.




                                             By: _______________________________
                                                 Signature of Warrant Holder

                                                 _______________________________
                                                 Printed Name

                                                 _______________________________
                                                 Title



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